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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

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                         Date of Report: April 21, 2003

                             BANK MUTUAL CORPORATION
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             (Exact name of registrant as specified in its charter)

         United States                  000-31207               39-2004336
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(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                  File Number         Identification No.)

4949 West Brown Deer Road, Milwaukee, Wisconsin                     53223
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(Address of principal executive offices)                          (Zip Code)



               Registrant's telephone number, including area code:
                                 (414) 354-1500
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Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished pursuant to Item 12 of this Report:

         99.1     Bank Mutual press release dated April 21, 2003

Item 9.  Regulation FD Disclosure

This information is being furnished pursuant to Item 12 of Form 8-K.

Results of Operations and Financial Condition.

On April 21, 2003, Bank Mutual Corporation announced its results for the first quarter of fiscal 2003, ended March 31, 2003. A copy of Bank Mutual's related press release is furnished to the Commission by attaching it as an exhibit to this report.

                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 22, 2003                            /s/ Rick B. Colberg
                                                 -------------------------
                                                 Rick B. Colberg
                                                 Chief Financial Officer



                                 Exhibit Index


Exhibit No.                Description

  99.1                  Bank Mutual Press Release dated April 21, 2003